Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, J. William Holden, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2017 of Dynegy Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2018	/s/ J. William Holden
J. William Holden
Executive Vice President and Chief Financial Officer of Vistra Energy Corp. (successor to Dynegy Inc.)